FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 31, 2022, by and between LINK MEDIA HOLDINGS, LLC, a Delaware limited liability company (“Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association (“Lender”).

W I T N E S S E T H :

WHEREAS, Borrower and Lender previously entered into that certain Credit Agreement, dated as of August 12, 2019, as amended by that certain First Amendment to Credit Agreement, dated as of October 25, 2019, as further amended by that certain Second Amendment to Credit Agreement, dated as of June 25, 2020, as further amended by that certain Third Amendment to Credit Agreement, dated as of August 18, 2021, but effective as of August 12, 2021, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of December 6, 2021, pursuant to which Lender agreed to make loans and otherwise extend credit to Borrower (as amended and further amended, restated or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties desire to amend the Credit Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.    Amendment to Credit Agreement.

(a)    The reference to the date “January 31, 2022” in Section 8.11 of the Credit Agreement is hereby amended and restated in its entirety to read “June 30, 2022”.

(b)    The reference to the date “January 31, 2022” in the definition of “Consolidated Fixed Charge Coverage Ratio” in Section 11 of the Credit Agreement is hereby amended and restated in its entirety to read “June 30, 2022”.

3.    No Further Amendments. Except as expressly provided herein, nothing contained herein is intended to reduce, restrict or otherwise affect any warranties, representations, covenants or other agreements made by Borrower. Except as expressly provided herein, this Amendment is not intended to supersede or amend the Credit Agreement or any documents executed in connection therewith. All of the covenants and obligations of Borrower under the Credit Documents are hereby acknowledged, ratified and affirmed by Borrower, and Borrower specifically acknowledges and agrees that all Collateral pledged to Lender secures the Obligations.

4.    Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a)    The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as though made on and as of this date, except to the extent that such representations and warranties relate solely to an earlier date;

(b)    There exists no Event of Default or Default;

(c)    The execution, delivery and performance by Borrower of this Amendment and all other agreements and documents required hereunder have been duly authorized by all necessary action and do not and will not: (i) result in any breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which Borrower or Parent is a party or by which it or its properties may be bound or affected; or (ii) result in, or require, for the benefit of any person or entity other than Lender, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by Borrower or Parent; and

(d)    No authorization, approval or other action by and notice to or filing with any governmental authority or regulatory body or any person or entity is required for the execution, delivery and performance by Borrower of this Amendment.

5.    Conditions Precedent. As conditions precedent to the enforceability of this Amendment, Lender shall have received from Borrower all of the following, each dated (unless otherwise indicated) such day, in form and substance satisfactory to Lender:

(a)    This Amendment executed by Borrower.

(b)    without limitation, attorneys’ fees and expenses, incurred by Lender in connection with this Amendment and the Credit Documents and all related documentation, recording or filing fees.

6.    Limited Effect. Except as expressly provided herein or contemplated by this Amendment, the Credit Agreement and the other Credit Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Credit Document or a waiver of any Default or Event of Default, (b) to prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Borrower, any Guarantor or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of Lender under or with respect to any such documents.

7.    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

(a)    THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL, EXCEPT AS TO ANY OTHER CREDIT DOCUMENT AS EXPRESSLY SET FORTH THEREIN, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEBRASKA. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEBRASKA OR OF THE UNITED STATES FOR THE DISTRICT OF NEBRASKA, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF DOUGLAS. EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH OF THE PARTIES HERETO AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN SECTION 12.03 OF THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)    EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

8.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic transmission or facsimile of this Amendment shall be deemed an original and shall be admissible as evidence of the document and the signer’s execution.

9.    Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

10.    Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BORROWER:

LINK MEDIA HOLDINGS, LLC

By: /s/ Scott LaFoy

Name: Scott LaFoy

Title: President

LENDER:

FIRST NATIONAL BANK OF OMAHA

By: /s/ David S. Erker

Name: David S. Erker

Title: Vice President

REAFFIRMATION OF GUARANTY

Each of the undersigned (each, a “Guarantor”) hereby: (a) acknowledges that each Guarantor has reviewed and consents to this Amendment on the terms and conditions set forth herein; (b) acknowledges and agrees that all references to the “Credit Agreement” and “Credit Documents” contained in the Subsidiaries Guaranty shall constitute references to the Credit Agreement and Credit Documents as the same have been amended and may be amended, restated or otherwise modified from time to time hereafter; (c) acknowledges and agrees that the Subsidiaries Guaranty has not been discharged to any extent and that Lender has not waived any of its rights or remedies whatsoever against Borrower or the undersigned by entering into the Amendment or by any previous action taken by Lender; (d) ratifies and reaffirms in all respects the Subsidiaries Guaranty, agrees to be bound thereby, and agrees that the Subsidiaries Guaranty constitutes the legal, valid and binding obligation of the undersigned enforceable against each Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (e) acknowledges that no future obligation to obtain the undersigned’s consent or acknowledgment to Lender’s extending future loans or amending agreements with Borrower shall be imposed or otherwise implied as a result of the undersigned having giving this Reaffirmation of Guaranty.

GUARANTORS:

LINK MEDIA ALABAMA, LLC

LINK MEDIA FLORIDA, LLC

LINK MEDIA GEORGIA, LLC

LINK MEDIA MIDWEST, LLC

LINK MEDIA OMAHA, LLC

LINK MEDIA SERVICES, LLC

LINK MEDIA SOUTHEAST, LLC

LINK MEDIA WISCONSIN, LLC

LINK MEDIA PROPERTIES, LLC

LINK BILLBOARDS OKLAHOMA, LLC

By: /s/Scott LaFoy________________________

Name: Scott LaFoy

Title: President